EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

(Excludes inactive subsidiaries)

Entity Name	Jurisdiction of Formation

379 West Broadway Retail, LLC	New York
41 Jobs Lane, LLC	Delaware
Acqui Polo CV	Netherlands
Acqui Polo Espana	Spain
Acqui Polo GP, LLC	Delaware
Acqui Polo SAS	France
Club Monaco (Hong Kong) Limited	Hong Kong
Club Monaco Corp.	Nova Scotia
Club Monaco S.A.M.	Principality of Monaco
Club Monaco U.S., LLC	Delaware
Consolidated Polo Retailers, Inc.	Delaware
Fashion Development Corp.	Delaware
Fashions Outlet of America, Inc.	Delaware
Fashions Outlet of Florida, LLC	Delaware
FOA Management Ltd.	Delaware
Impact 21 Co. Ltd.	Japan
L&S UK Ltd.	United Kingdom
Mountain Rose (USA), LLC	Delaware
National Polo Retailers, Inc.	Delaware
PFO Retail Management SAS	France
Polo Apparel, LLC (f/k/a Polo Apparel of Texas, Ltd.)	Delaware
Polo California, LLC	Delaware
Polo Colorado, LLC	Delaware
Polo DC, LLC	Delaware
Polo Fin BV	Netherlands
Polo Florida, LLC	Delaware
Polo Georgia, LLC	Delaware
Polo Hawaii, LLC	Delaware
Polo Hold BV	Netherlands
Polo Illinois, LLC	Delaware
Polo International Assignments Service Corp.	Delaware
Polo Jeans Co. (Europe) Ltd.	United Kingdom
Polo Jeans Company, LLC (f/k/a Polo Jeans Company of Texas, Inc.)	Delaware
Polo JP Acqui B.V.	Netherlands
Polo Management Services, LLC (f/k/a Polo Management Services, Inc.)	Delaware
Polo Moden Gmbh	Germany
Polo Nevada LLC	Delaware
Polo New York, LLC	Delaware
Polo Pennsylvania, LLC	Delaware
Polo Players Palo Alto Company GP	Delaware
Polo Players, Ltd GP	Delaware
Polo Ralph Lauren Asia Holding Company Limited	Hong Kong
Polo Ralph Lauren Asia Pacific, Limited	Hong Kong
Polo Ralph Lauren Aviation, LLC	Delaware
Polo Ralph Lauren Colombia Ltda.	Colombia

Entity Name	Jurisdiction of Formation

Polo Ralph Lauren Europe Sàrl	Switzerland
Polo Ralph Lauren Denmark ApS	Denmark
Polo Ralph Lauren Home Collection Showroom, LLC	Delaware
Polo Ralph Lauren Japan Corporation	Japan
Polo Ralph Lauren Kabushiki Kaisha	Japan
Polo Ralph Lauren Korea, Ltd.	Korea
Polo Ralph Lauren Milan S.r.l.	Italy
Polo Ralph Lauren (Macau) Limited	Macau
Polo Ralph Lauren SAS (St. Barthelemy)	France
Polo Ralph Lauren Sourcing Americas, LLC	Delaware
Polo Ralph Lauren Sourcing Company, Ltd.	Hong Kong
Polo Ralph Lauren Sourcing Italy S.r.l.	Italy
Polo Ralph Lauren Sourcing PTE, Ltd.	Singapore
Polo Ralph Lauren Sweden AB	Sweden
Polo Ralph Lauren UK Limited	United Kingdom
Polo Ralph Lauren Womenswear, LLC	Delaware
Polo Retail Europe Limited (f/k/a Acqui Polo UK)	United Kingdom
Polo Retail, LLC	Delaware
Polo Rodeo Inc.	California
Polo Shirts Limited	United Kingdom
Polo Soho, LLC	Delaware
Polo UK Ltd. (f/k/a Polo Factory Outlet Ltd.)	United Kingdom
Polo Wings II, Inc.	Delaware
Poloco Belgium S.p.r.l.	Belgium
Poloco Espana SL	Spain
Poloco Ltd.	United Kingdom
Poloco Netherlands BV	Netherlands
Poloco SAS	France
Poloco Scandinavia AB	Sweden
PRL Australia Pty Ltd.	Australia
PRL CMI, LLC	Delaware
PRL Fashions of Europe S.r.l.	Italy
PRL Fashions, Inc.	Delaware
PRL Financial Corporation	Delaware
PRL France SAS	France
PRL International, Inc.	Delaware
PRL Japan Kabushiki Kaisha	Japan
PRL Japan Partnership NK	Japan
PRL Michigan, LLC	Delaware
PRL Netherlands Limited, LLC (f/k/a Acqui Polo Limited, LLC)	Delaware
PRL Restaurant Concepts of Illinois, LLC	Delaware
PRL Sample Development Center Srl	Italy
PRL S.R.L.	Argentina
PRL Textil Gmbh	Austria
PRL USA Holdings, Inc.	Delaware
PRL USA, Inc.	Delaware
R.L. Fashions of Alabama, LLC	Delaware
R.L. Fashions of Arizona, LLC	Delaware
R.L. Fashions of Cabazon CA, LLC	Delaware

Entity Name	Jurisdiction of Formation

R.L. Fashions of Connecticut, LLC	Delaware
R.L. Fashions of Delaware, LLC	Delaware
R.L. Fashions of Indiana, LLC	Delaware
R.L. Fashions of Iowa, LLC	Delaware
R.L. Fashions of Maine, LLC	Delaware
R.L. Fashions of Maryland, LLC	Delaware
R.L. Fashions of Massachusetts, LLC	Delaware
R.L. Fashions of Minnesota, LLC	Delaware
R.L. Fashions of Mississippi, LLC	Delaware
R.L. Fashions of Missouri, LLC	Delaware
R.L. Fashions of Naples, LLC	Delaware
R.L. Fashions of New Hampshire, LLC	Delaware
R.L. Fashions of New Mexico, LLC	Delaware
R.L. Fashions of New York, LLC	Delaware
R.L. Fashions of North Carolina, LLC	Delaware
R.L. Fashions of Ohio, LLC	Delaware
R.L. Fashions of Oregon, LLC	Delaware
R.L. Fashions of South Carolina, LLC	Delaware
R.L. Fashions of Tennessee, LLC	Delaware
R.L. Fashions of Texas, Inc.	Delaware
R.L. Fashions of Utah, LLC	Delaware
R.L. Fashions of Vermont, LLC	Delaware
R.L. Fashions of Virginia, LLC	Delaware
R.L. Fashions of Washington, LLC	Delaware
R.L. Fashions of West Virginia, LLC	Delaware
R.L. Fashions of Wisconsin, LLC	Delaware
Ralph Lauren Footwear Co., Inc.	Massachusetts
Ralph Lauren Home Collection, Inc.	Delaware
Ralph Lauren Ireland Limited	Ireland
Ralph Lauren Italy S.r.L.	Italy
Ralph Lauren Limited	United Kingdom
Ralph Lauren Media, LLC	Delaware
Ralph Lauren Retail Japan YK	Japan
Ralph Lauren Spain SL	Spain
Ralph Lauren Switzerland Sagl	Switzerland
Ralph Lauren Watch & Jewelry Sàrl (50% ownership)	Switzerland
RL Fragrances, LLC	Delaware
RLPR, Inc.	Delaware
RLWW, LLC (f/k/a RLWW, Inc.)	Delaware
Sun Apparel, LLC (f/k/a Sun Apparel, Inc.)	Delaware
The Polo/Lauren Company L.P.	New York
The Ralph Lauren Womenswear Company, L.P.	Delaware
Western Polo Retailers, LLC	Delaware